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Exhibit 10(ii)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------

As independent public accountants, we hereby consent to the use of our report (and to all references to our Firm) included in or made a part of this registration statement for Panorama Plus Separate Account of C.M. Life Insurance Company.

                                                           ARTHUR ANDERSEN LLP

Hartford, Connecticut
April 24, 1998

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